Exhibit 10.1

AMENDMENT TO

SPONSOR SHARE SURRENDER AND SHARE RESTRICTION AGREEMENT

May 4, 2021

THIS AMENDMENT (this “Amendment”) to the Sponsor Share Surrender and Share Restriction Agreement, dated as of December 29, 2020 (the “Agreement”), by and among PWP Holdings LP, a Delaware limited partnership (“PWP”), FinTech Acquisition Corp. IV, a Delaware corporation (the “Company”), FinTech Investor Holdings IV, LLC, a Delaware limited liability company (“Holdings IV”), FinTech Masala Advisors, LLC, a Delaware limited liability company (“Masala” and together with Holdings IV, the “Sponsors”), and the other parties set forth on the signature pages thereto (together with PWP, the Company and the Sponsors, the “Parties”), is entered into by and among the Parties as of the date first set forth above. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties desire to amend certain provisions of the Agreement (pursuant to and in accordance with Section 3.6 of the Agreement), on the terms and subject to the conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are acknowledged, on the terms and subject to the conditions set forth in this Amendment, the Parties, intending to be legally bound, agree as follows:

1.	Amendment of Section 1.2(b): Section 1.2(b) of the Agreement is hereby deleted and replaced in its entirety as follows:

(b) Timing and Lapse of Transfer Restrictions. As used, herein, “6-Month Anniversary” means the date that is the six-month anniversary of the Closing Date, “10-Year Anniversary” means the date that is the ten-year anniversary of the Closing Date, “Stock Price” means, on any date after the Closing, the closing sale price per share of Class A Common Stock reported as of 4:00 p.m., New York, New York time on such date by Bloomberg, or if not available on Bloomberg, as reported by Morningstar and “Trading Day” means any day on which trading is generally conducted on the NASDAQ Capital Market or any other exchange on which the Class A Shares are traded and published.

(i) Until the 6-Month Anniversary, all of the Class A Shares held by each Sponsor (the “6-Month Class A Shares”), and twenty percent (20.00%) of the Restricted Shares of each Sponsor that are Class B Shares immediately prior to the Closing (the “6-Month Class B Shares”), as identified on Schedule I hereto, shall not be transferable or salable except as provided in the Insider Agreement (for the avoidance of doubt, as set forth in Section 3(d) of the Insider Agreement).

(ii) Until the later of (x) the 6-Month Anniversary and (y) the earlier of (A) the 10-Year Anniversary and (B) the date that is 15 days following the first date that the Stock Price is greater than $12.00 per share for any 20 Trading Days out of 30 consecutive Trading Days, twenty percent (20.00%) of the Restricted Shares that are Class B Shares immediately prior to the Closing (the “$12.00 Class B Shares”), as identified on Schedule I hereto, shall not be transferable or salable except as provided in the Insider Agreement (for the avoidance of doubt, as set forth in Section 3(d) of the Insider Agreement).

(iii) Until the later of (x) the 6-Month Anniversary and (y) the earlier of (A) the 10-Year Anniversary and (B) the first date that the Stock Price is greater than $13.50 per share for any 20 Trading Days out of 30 consecutive Trading Days, twenty percent (20.00%) of the Restricted Shares that are Class B Shares immediately prior to the Closing (the “$13.50 Class B Shares”), as identified on Schedule I hereto, shall not be transferable or salable except as provided in the Insider Agreement (for the avoidance of doubt, as set forth in Section 3(d) of the Insider Agreement).

(iv) Until the later of (x) the 6-Month Anniversary and (y) the earlier of (A) the 10-Year Anniversary and (B) the date that is 15 days following the first date that the Stock Price is greater than $15.00 per share for any 20 Trading Days out of 30 consecutive Trading Days, twenty percent (20.00%) of the Restricted Shares that are Class B Shares immediately prior to the Closing (the “$15.00 Class B Shares”), as identified on Schedule I hereto, shall not be transferable or salable except as provided in the Insider Agreement (for the avoidance of doubt, as set forth in Section 3(d) of the Insider Agreement).

(v) Until the later of (x) the 6-Month Anniversary and (y) the earlier of (A) the 10-Year Anniversary and (B) the first date that the Stock Price is greater than $17.00 per share for any 20 Trading Days out of 30 consecutive Trading Days, twenty percent (20.00%) of the Restricted Shares that are Class B Shares immediately prior to the Closing (the “$17.00 Class B Shares”), as identified on Schedule I hereto, shall not be transferable or salable except as provided in the Insider Agreement (for the avoidance of doubt, as set forth in Section 3(d) of the Insider Agreement).

(vi) For the avoidance of doubt, each Sponsor shall be entitled to vote its Restricted Shares and receive dividends and other distributions with respect to such Restricted Shares during any period of time that such shares are subject to restriction on transfer or sale hereunder.

(vii) In the event that a Sponsor transfers Restricted Shares in accordance with the terms of this Section 1.2(b), the recipient shall deliver a customary joinder agreement in form and substance reasonably acceptable to the Company and PWP, and become bound by the transfer restrictions and sale obligations set forth herein, including Section 1.3.

2.

Miscellaneous: Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect. The Agreement and this Amendment shall be read and construed as one agreement. All references to the Agreement in any other agreement or document shall be deemed to mean the Agreement as modified by this Amendment. This Amendment may be executed in two or more counterparts (any of which may be delivered by facsimile or electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FINTECH ACQUISITION CORP. IV

By:	/s/ James J. McEntee, III
Name:	James J. McEntee, III
Title:	President

FINTECH INVESTOR HOLDINGS IV, LLC

By: Cohen Sponsor Interests IV, LLC, its Manager

By: FinTech Masala, LLC, its sole member

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

FINTECH MASALA ADVISORS IV, LLC

By: Cohen Sponsor Interests IV, LLC, its Manager

By: FinTech Masala, LLC, its sole member

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

[Signature Page to Amendment to Sponsor Share Surrender and Share Restriction Agreement]

/s/ Betsy Z. Cohen
BETSY Z. COHEN, individually

/s/ Daniel G. Cohen
DANIEL G. COHEN, individually

/s/ James J. McEntee, III
JAMES J. MCENTEE III, individually

/s/ Douglas Listman
DOUGLAS LISTMAN, individually

/s/ Laura S. Kohn
LAURA S. KOHN, individually

/s/ Jan Rock Zubrow
JAN ROCK ZUBROW, individually

/s/ Brittain Ezzes
BRITTAIN EZZES, individually

/s/ Madelyn Antoncic
MADELYN ANTONCIC, individually

[Signature Page to Amendment to Sponsor Share Surrender and Share Restriction Agreement]

PWP HOLDINGS LP

By:	PWP GP LLC, its general partner

By:	PWP Professional Partners LP, its sole member

By:	Perella Weinberg Partners LLC, its general partner

By:	/s/ Gary Barancik
Name:	Gary Barancik
Title:	Authorized Person

[Signature Page to Amendment to Sponsor Share Surrender and Share Restriction Agreement]

By execution and delivery hereof, the undersigned, being the “Representatives” under that certain Underwriting Agreement dated September 24, 2020, among FinTech Acquisition Corp. IV and the undersigned (the “Underwriting Agreement”), hereby consent to the amendments to the “Insider Letter” (as such term is defined in the Underwriting Agreement) effected by this Amendment, including pursuant to Sections 2.22.1, 3.28 and 7.3.1 of the Underwriting Agreement.

CANTOR FITZGERALD & CO

By:	/s/ David Batalion
Name:	David Batalion
Title:	Managing Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Richard Tobin
Name:	Richard Tobin
Title:	Managing Director

[Signature Page to Amendment to Sponsor Share Surrender and Share Restriction Agreement]